UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported):     December 15, 2010;
                                                          ------------------
                                                          December 8, 2010
                                                          ----------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        333-125068              26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 3100 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (307) 686-5030




                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

High Plains Gas, Inc. (formerly Northern Explorations, Ltd.), ("High Plains Gas" or the "Company") on December 8, 2010 signed a definitive Stock Purchase Agreement with Big Cat Energy Corporation to purchase 20,000,000 shares of its restricted common stock, or approximately 31.3% of the projected issued and outstanding shares, at $0.03 per share for $600,000. The purchase price of $600,000 consists of a combination of $200,000 cash and 369,590 restricted shares of High Plains valued at $400,000. These shares are adjusted to 739,180 subsequent to High Plains' recently announced stock dividend. The agreement also grants High Plains warrants to purchase an additional 10,000,000 shares of restricted common stock of Big Cat Energy Corporation at $0.15 per share. If High Plains exercised the warrants, it would own 30,000,000 shares of Big Cat Energy Corporation's common stock or 40.6% of the Company. The agreement requires the shares and the shares underlying the warrants to be registered within 20 days of closing at High Plains' expense. The warrants have a term of five years from the effective date of the definitive agreement. The number of warrants is to be adjusted in the event of a reclassification, change, stock dividend, stock split, combination, reorganization, merger or consolidation affecting the price or number of shares issuable or exercisable under the warrants so as to maintain an approximately equivalent number of shares and exercise price for the warrant holders before and after such a transaction. Any such adjustment is to be made pursuant to official notice from the Company in connection with the transaction. No underwriting discounts or commissions were paid in connection with the offering. On closing of this transaction, Big Cat will also nominate Mark Hettinger, President of High Plains, to Big Cat Energy Corporation's Board of Directors

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

High Plains Gas, Inc. includes by reference the following exhibits:

     10.1 Stock Purchase Agreement dated December 8, 2010 by and among High Plains Gas, LLC and Big Cat Energy Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIGH  PLAINS  GAS,  INC.
                                   ------------------------



Date:  December  15,  2010    By:     \s\Mark  D.  Hettinger
                                      ----------------------
                              Name:      Mark  D.  Hettinger
                              Title:     CEO  and  Director
                              Principal  Executive  Officer


Date:  December  15,  2010    By:     \s\Joe  Hettinger
                                      -----------------
                              Name:      Joe  Hettinger
                              Title:     CFO  and  Director
                              Principal  Financial  Officer